UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 29, 2023

THERAPEUTICSMD, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-00100	87-0233535
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

951 Yamato Road, Suite 220

Boca Raton, FL 33431

(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (561) 961-1900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	TXMD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230-405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02	Unregistered Sales of Equity Securities.

Subscription Agreement with Rubric Capital Management LP

As previously disclosed by TherapeuticsMD, Inc., a Nevada corporation (the “Company”), on a Current Report on Form 8-K filed on May 5, 2023, on May 1, 2023 the Company entered into a Subscription Agreement (the “Subscription Agreement”) with Rubric Capital Management LP (the “Investor”), pursuant to which the Company agreed to sell to the Investor, or one or more of its affiliates, up to an aggregate of 5,000,000 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), from time to time during the term of the Subscription Agreement in separate draw downs at the election of the Company.

On June 26, 2023 at the Company’s annual meeting of stockholders, the Company’s stockholders approved the transactions under the Subscription Agreement for purposes of Nasdaq Rules 5635(b) and 5635(d) and on June 29, 2023, the Company issued and sold 312,525 shares of Common Stock at a price per share equal to $3.6797 pursuant to the Subscription Agreement. The Company received gross proceeds of $1,149,998.25 from the draw down, before expenses.

The Common Stock issued pursuant to the Subscription Agreement was sold and issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering and Rule 506 of Regulation D promulgated under the Securities Act as sales to accredited investors, and in reliance on similar exemptions under applicable state laws.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to the Bylaws

Effective June 29, 2023, the Board of Directors of the Company adopted and approved an amendment to the Bylaws of the Company, as previously amended (the “Bylaw Amendment”), to render the provisions of Nevada’s acquisition of controlling interest statutes (NRS 78.378 through 78.3793, inclusive) not applicable to the Subscription Agreement, the acquisition of any shares of the Company’s capital stock thereunder or the consummation of any transactions contemplated thereby, or by the other documents, instruments and arrangements contemplated by the Subscription Agreement.

The foregoing description of the Bylaw Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the Bylaw Amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Index

Exhibit No.	Description

3.1	Fourth Amendment to Bylaws of the Company, dated June 29, 2023.

104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2023	THERAPEUTICSMD, INC.

/s/ Marlan Walker
Marlan Walker
Chief Executive Officer